UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to SECTION 13 OR 15(d) of The Securities Exchange Act of 1934


                                February 2, 2010
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         INFRARED SYSTEMS INTERNATIONAL
               __________________________________________________
             (Exact Name of Registrant as specified in its Charter)


             Nevada                        0-17953               38-3767357
________________________________________________________________________________
  (State or other jurisdiction      Commission File Number    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                  15 N. Longspur Drive, The Woodlands, TX 77380
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (310) 213-2143
               __________________________________________________
               Registrant's Telephone Number, Including Area Code


                            _________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Infrared Systems International issued a press release on February 2, 2010 with respect to a non-binding letter of intent (LOI) with Propalms, Inc. (Pink
Sheets: PRPM) pursuant to which IFRS will issue 11,557,217 restricted shares of its authorized and unissued common stock to Propalms (representing 89.9% of the then outstanding stock of IFRS) for $200,000, to be paid on terms. IFRS then will acquire all of the outstanding common shares of Focus Systems, Inc., a wholly owned subsidiary of Propalms, in exchange for 3 million restricted common shares of IFRS. The 11,557,217 shares initially issued to Propalms and the related promissory note will be transferred by Propalms to William Wright, the President of Focus Systems. At the closing of the transactions, all Directors and officers of Infrared Systems shall resign, and William Wright will be appointed Chairman, President and CEO of IFRS.

Prior to the closing of the transactions with Propalms, IFRS will transfer all of its current assets and liabilities to a wholly-owned subsidiary of IFRS that will be managed by Gary Ball, the current CEO of IFRS. Within twelve months after the closing, either the stock of the subsidiary or the net proceeds from the sale of the subsidiary's assets will be distributed to the former stockholders of IFRS.

The proposed transactions are subject to the execution of a definitive agreement and the fulfillment of certain other conditions.

Copies of the press release by IFRS and the letter of intent are attached hereto as exhibits.

IMPORTANT LEGAL INFORMATION

        IN CONNECTION WITH THE PROPOSED TRANSACTIONS, IF A DEFINITIVE AGREEMENT IS SUBSEQUENTLY EXECUTED BETWEEN IFRS AND PROPALMS, IFRS WILL FILE A PROXY OR INFORMATION STATEMENT AND ADDITIONAL DISCLOSURES WITH THE SECURITIES AND EXCHANGE COMMISSION. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY WILL BE ASKED TO CAREFULLY READ THE ENTIRE PROXY OR INFORMATION STATEMENT, WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

CAUTIONARY STATEMENTS REGARDING THE LOI

THE LOI IS BEING FILED AS AN EXHIBIT TO THIS CURRENT REPORT ON FORM 8-K TO PROVIDE INVESTORS AND SECURITY HOLDERS WITH INFORMATION REGARDING ITS TERMS. IT IS NOT INTENDED TO PROVIDE ANY OTHER FACTUAL INFORMATION ABOUT IFRS, PROPALMS,

FOCUS SYSTEMS, WILLIAM WRIGHT, OR THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES. ANY REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE LOI WERE MADE ONLY FOR PURPOSES OF THE LOI AND AS OF THE SPECIFIC DATES SET FORTH THEREIN, WERE SOLELY FOR THE BENEFIT OF THE PARTIES TO THE LOI, AND ARE NONBINDING UNLESS OTHERWISE SPECIFICALLY PROVIDED. INVESTORS ARE NOT THIRD PARTY BENEFICIARIES UNDER THE LOI AND SHOULD NOT RELY ON THE REPRESENTATIONS, WARRANTIES AND COVENANTS OR ANY DESCRIPTIONS THEREOF AS CHARACTERIZATIONS OF THE ACTUAL STATE OF FACTS OR CONDITIONS OF IFRS, PROPALMS, FOCUS SYSTEMS, WILLIAM WRIGHT, OR THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES. THE TERMS OF ANY DEFINITIVE AGREEMENTS MAY CHANGE SUBSTANTIALLY AFTER THE DATE OF THE LOI, OR DEFINITIVE AGREEMENTS MAY NOT BE EXECUTED OR THE TRANSACTIONS CONTEMPLATED THEREBY CONSUMMATED.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBIT

         ITEM         TITLE

         99.1         Press release dated February 2, 2010
         99.2         Letter of Intent dated January 29, 2010


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                       INFRARED SYSTEMS INTERNATIONAL

February 2, 2010

                                       By: /s/ GARY E. BALL
                                       _____________________________
                                               Gary E. Ball
                                               President & CEO






                                      -3-